UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2025 (May 5, 2025)

Yoshiharu Global Co.

(Exact name of registrant as specified in its charter)

Delaware	001-41494	87-3941448
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6940 Beach Blvd., Suite D-705

Buena Park, CA 90621

(Address of principal executive offices and zip code)

(714) 694-2403

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	YOSH	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At a special meeting of stockholders held on May 5, 2025 (the “Special Meeting”), by Yoshiharu Global Co. (the “Company”), the stockholders approved the election to the board of directors of Abe Lim, Jae-Hyo Seo and Sungjoon Chae.

Abe Lim, 43, Independent Director

Abe Lim, a seasoned real estate and investment professional with over 21 years of experience. With deep expertise in strategic growth, capital investment, and real estate operations, he brings a wealth of knowledge to his new role. As the co-founder of several successful ventures-including Circa Properties, Landmark Trust Investment Company, Mila Capital, and Camileon Investment Partners-Mr. Lim has built a reputation for visionary leadership, disciplined execution, and a strong commitment to community impact. Throughout his career, he has led with a people-first philosophy, fostering high-performing teams and developing businesses rooted in integrity and innovation. Mr. Lim has served as the Chief Executive Officer of Landmark Trust Investment Company, Inc., a real estate and finance broker, since 2010. He has also served as the Chief Executive Officer of Camileon Investment Partners, LLC since 2020 and has served as Co-founder and Co- Chief Executive Officer of Circa Properties, Inc. since 2022. We believe that Mr. Lim will be an asset to the Board due to his dedication to strong governance, forward-thinking strategy, and long-term value creation. Mr. Lim holds a degree in Economics from the University of California, Irvine.

Jae-Hyo Seo, 58, Independent Director

Jae-Hyo Seo served as an investigator in the South Korean prosecution from 1995 to 2009, beginning at the Suwon District Prosecutor’s Office and later working at the Seoul Central District Prosecutor’s Office. Afterward, he worked as a consultant at the law firms Dadam and Pyeongsan Law LLC from 2011 to 2020. He then, worked at the Korea Land and Geospatial Informatix Corporation. We believe that Mr. Seo will be an asset to the Board due to his experience as a legal practitioner and consulting services.

Sungjoon Chae, age 44, Director

Mr. Chae was appointed to serve as director effective March 17, 2025. Mr. Chae is a distinguished architect and urban designer dedicated to shaping sustainable and innovative spaces that enhance the human experience. With a deep understanding of the interplay between space, architecture and urban environments, he has consistently delivered designs that merge aesthetic appeal with functionality. Mr. Chae is currently the CEO of Grundot, since June 2024, and was a former adjunct professor at Hongik University from 2019 through 2023. Mr. Chae is also a principal of the BS1 Fund since November 2024, which is an investment company. Mr. Chae has amassed extensive experience working with some of the world’s most renowned architectural firms, including Steven Holl Architects, Weiss/Manfredi, and Michael Maltzan Architecture, where he played a key role as a Senior Designer and Project Designer. His portfolio spans a diverse range of high-profile projects, such as the 94-unit apartment building ‘Meander’ in Helsinki, Finland, the Franklin & Marshall Fine Arts Building in Lancaster, PA, the Tulane University Dining Common in New Orleans, the master plan for the U.S. Embassy in New Delhi, India, and the Malibu Beach House in California. Mr. Chae holds a Master of Architecture in Urban Design from the Harvard Graduate School of Design and a Master and Bachelor of Architecture from the Illinois Institute of Technology. We believe that Mr. Chae will be an asset to the Board due to his extensive experience in urban design and participation in high profile projects through his architectural design expertise.

There are no transactions in which any of Abe Lim, Jae-Hyo Seo and Sungjoon Chae have an interest requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Abe Lim, Jae-Hyo Seo and Sungjoon Chae and any other persons pursuant to which he was selected as a director.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to amend (i) Section IV (d) (ii) of the Charter relating to the automatic conversion provisions of the Class B shares of Common Stock, par value $0.0001 per share (“Class B Common Stock”), and (ii) Section VII of the Charter relating to corporate action taken at any annual or special meeting of the stockholders (the “Charter Amendment Proposal”).in addition, the stockholders approved a proposal for an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company’s capital stock from 50,000,000 to 100,000,000 ( “Authorized Share Increase Proposal”)

The Company will file an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State (the “Charter Amendment”).

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 15, 2025, the record date for the Special Meeting, there were 2,617,745 shares of common stock entitled to be voted at the Special Meeting, 91% of which were represented in person or by proxy. Of these shares holders of 1,645,124 shares of common stock or 62.85 cast their vote.

The final results for each of the matters submitted to a vote of Abri’s stockholders at the Special Meeting are as follows:

1.	Charter Amendment Proposal

Stockholders approved the proposal to amend (i) Section IV (d) (ii) of the Charter relating to the automatic conversion provisions of the Class B shares of Common Stock, par value $0.0001 per share (“Class B Common Stock”), and (ii) Section VII of the Charter relating to corporate action taken at any annual or special meeting of the stockholder. This proposal is referred to as the “Charter Amendment Proposal.” Adoption of the amendment required approval by the affirmative vote of at least 65% of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,643,318	1,805	0	0

2.	Change in Control Proposal

Stockholders approved the proposal to approve for purposes of complying with Nasdaq Listing Rule 5635(b), issuance of securities that will result in a change of control. Adoption of this proposal required approval by the affirmative vote of at least 65% of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,643,319	1,805	0	0

3.	Share Issuance Proposal

Stockholders approved the to approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 2,720,000 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), which will result in a change of control. Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of Common Stock to be issued equals twenty percent (20%) or more of the Common Stock, or twenty percent (20%) or more of the voting power, outstanding before such issuance. Adoption of this proposal required approval by the affirmative vote of at least 65% of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,643,319	1,805	0	0

4.	Authorized Share Increase Proposal

Stockholders approved the proposal to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company’s capital stock from 50,000,000 to 100,000,000 (or the “Authorized Share Increase Proposal”)Adoption of this proposal required approval by the affirmative vote of at least 65% of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,639,620	5,504	0	0

5.	Forward Split Proposal

Stockholders approved the proposal for the issuance of a stock dividend to effect a for a 4-for-1 “forward stock split” of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), and Class B Common Stock ( “Forward Split Proposal”), whereby for each share of Common Stock held, the holder will receive three additional shares in the respective class. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,645,122	1	1	0

6.	Board Proposal

Stockholders approved the proposal to election certain members to the board of directors of the Company, Abe Lim, Jae-Hyo Seo and Sungjoon Chae. Adoption of the amendment required approval by the affirmative vote of at least 65% of the Company’s outstanding shares of common stock. The voting results were as follows:

Abe Lim

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,645,115	7	2	0

Jae-Hyo Seo

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,645,115	7	2	0

Sungjoon Chae

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,642,579	2,543	2	0

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2025

YOSHIHARU GLOBAL CO.

By:	/s/ James Chae
Name:	James Chae
Title:	Chief Executive Officer